UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2024

ClimateRock

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41363	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Bedford Square

London, WC1B 3HH, United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +44 730 847 5096

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share, one-half of one Redeemable Warrant and one Right	CLRCU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	CLRC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CLRCW	The Nasdaq Stock Market LLC

Rights, each entitling the holder to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of an initial business combination	CLRCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The Loan Agreements with Eternal BV

On August 5, 2024, ClimateRock (the “Company”) entered into a loan agreement with Eternal BV (the “Lender”), in the principal amount of up to $1,500,000, on an unsecured basis and bearing no interest (the “Loan”). The Loan is available to be drawn down from August 5, 2024 to March 31, 2025 in unlimited number of installments and its maturity date is March 31, 2025, or if earlier, upon the consummation of the initial business combination of the Company. As of August 9, 2024, $1,340,562.38 has been drawn down.

As previously disclosed, the Company entered into a series of loan agreements with the Lender, which loans have been amended to extend the maturity dates for repayment as follows:

●	On August 5, 2024, the Company and the Lender amended the loan agreement, dated September 21, 2022, with a principal amount of $180,000, to extend the final repayment date to March 31, 2025 or, if earlier, the date of the consummation of the initial business combination of the Company.

●	On August 6, 2024, the Company and the Lender amended the loan agreement, dated November 12, 2022, with a principal amount of $300,000, to extend the final repayment date to January 1, 2025 or, if earlier, the date of the consummation of the initial business combination of the Company.

●	On August 6, 2024, the Company and the Lender amended the loan agreement, dated April 12, 2023, with a principal amount of $500,000, to extend the final repayment date to January 1, 2025 or, if earlier, the date of the consummation of the initial business combination of the Company.

●	On August 6, 2024, the Company and the Lender amended the loan agreement, dated November 1, 2023, with a principal amount of $335,000, to extend the final repayment date from to January 1, 2025 or, if earlier, the date of the consummation of the initial business combination of the Company.

The Lender is controlled by Charles Ratelband V, the Company’s Executive Chairman of the Board. Each member of the Company’s Board has been informed of Mr. Ratelband V’s material interest in the loan agreement and amendments, and upon the approval and recommendation of the Company’s Audit Committee, the Board has determined that the Loan and the amendments are fair and in the best interests of the Company and has voted to approve the Loan and the amendments.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Loan Agreement, dated August 5, 2024, by and between ClimateRock and Eternal BV.
10.2	Amendment to Loan Agreement, dated August 5, 2024, by and between ClimateRock and Eternal BV.
10.3	Amendment to Loan Agreement, dated August 6, 2024, by and between ClimateRock and Eternal BV.
10.4	Amendment to Loan Agreement, dated August 6, 2024, by and between ClimateRock and Eternal BV.
10.5	Amendment to Loan Agreement, dated August 6, 2024, by and between ClimateRock and Eternal BV.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2024	ClimateRock

	By:	/s/ Per Regnarsson
		Name:	Per Regnarsson
		Title:	Chief Executive Officer

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